                                                                 Exhibit 10.19

                         WAIVER AND THIRD AMENDMENT
                       TO LOAN AND SECURITY AGREEMENT



    THIS WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into the 25th day of August, 1997 by and between UNCLE B'S BAKERY, INC., an Iowa corporation ("Borrower"), and CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation ("Lender").


                            W I T N E S S E T H :
                            - - - - - - - - - -


    WHEREAS, Borrower and Lender are parties to a certain Loan and Security Agreement, dated as of July 12, 1995 (the "Loan Agreement"), which Loan Agreement was amended on October 28, 1996 pursuant to the Waiver and First Amendment to the Loan and Security Agreement, and was further amended on November 15, 1996 pursuant to that certain Second Amendment to Loan and Security Agreement, and which Loan Agreement currently provides for a term loan in the original principal amount of Seven Million One Hundred Fifty Thousand Dollars ($7,150,000) and for a revolving credit facility from Lender to Borrower in the aggregate principal amount of up to One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding; and

    WHEREAS, Borrower has requested that Lender waive any Event of Default arising out of the Borrower's failure to make the initial principal payment on the Term Loan and that Lender further amend the Loan Agreement (i) to defer certain principal payments in respect of the Term Loan, (ii) to permit the existence of certain unsecured indebtedness to one of the Borrower's suppliers, and (ii) to revise the financial covenants contained therein; and

    WHEREAS, Lender has agreed to grant Borrower's request, subject to the terms and conditions set forth herein;

    NOW, THEREFORE, for and in consideration of the premises, the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement, to the extent defined therein.

    2.  AMENDMENTS.

         2.1 Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "Borrowing Base" contained therein, and substituting in lieu thereof a new definition of "Borrowing Base", to read as follows:

         "Borrowing Base" shall mean, in respect of Borrower, for the period beginning on the Third Amendment Effective Date and ending on January 31, 1998, a fixed amount equal to One Million Four Hundred Thousand Dollars ($1,400,000), and thereafter, the sum of (a) up to eighty-five percent (85%) of the net amount of Borrower's Eligible Accounts plus (b) up to seventy percent (70%) of the value, calculated at the lower of cost or market, with cost determined on an a first-in, first-out basis, of Borrower's Eligible Finished Goods and Ingredients Inventory plus (c) up to fifty percent (50%) of the value, calculated at the lower of cost or market, with cost determined on a first-in, first-out basis, of Borrower's other Eligible Inventory less (d) reserves for unpaid Inventory storage costs and for costs, expenses and liabilities, if any, which Lender is authorized to charge to Borrower's revolving loan account hereunder.

         2.2 Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Default Rate" contained therein, and substituting in lieu thereof a new definition of "Default Rate", to read as follows:

         "Default Rate" shall mean (a) with respect to any Loan (other than the Additional Term Loan II) or portion thereof, an interest rate per annum equal to two percent (2%) above the rate set forth for such Loan in Section 3.1(a) hereof, or (b) with respect to any portion of the Obligations other than Loans, two percent (2%) above the rate set forth in Section 3.1(a)(iv) hereof.

         2.3 Section 1.1 of the Loan Agreement is hereby further amended by deleting the first sentence contained in the definition of "Interest Period" contained therein, and substituting in lieu thereof a new first sentence, to read as follows:

         "Interest Period" shall mean, in connection with any Eurodollar Loan, the period beginning on the date such Eurodollar Loan is made, Continued or Converted and continuing for one (1) month.

         2.4 Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Loans" contained therein, and substituting in lieu thereof a new definition of "Loans", to read as follows:

         "Loans" shall mean, collectively, the Revolving Credit Loans, the Term Loans and the Additional Term Loan II, and "Loan" shall mean either a Revolving Credit Loan, a Term Loan or the Additional Term Loan II.

         2.5 Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Notes" contained therein, and substituting in lieu thereof a new definition of "Notes", to read as follows:

         "Notes" shall mean, collectively, the Revolving Credit Note, the Term Note, the Additional Term Note, and the Capitalized Interest Note, and "Note" shall mean either the Revolving Credit Note, the Term Note, the Additional Term Note or the Capitalized Interest

     Note.

         2.6 Section 1.1 of the Loan Agreement is hereby further amended by deleting the definition of "Term Loans" contained therein, and substituting in lieu thereof a new definition of "Term Loans", to read as follows:

         "Term Loans" shall mean, collectively, the loans made pursuant to
     Section 2.2(a) hereof, and "Term Loan" shall mean any loan made pursuant to Section 2.2(a) hereof. Term Loans may consist of either a Base Rate Loan, a Eurodollar Loan or a combination thereof, each of which is a type of Loan.

         2.7 Section 1.1 of the Loan Agreement is hereby further amended by adding thereto the following new definitions, in appropriate alphabetical order:

         "Additional Term Loan II" shall mean the loan made pursuant to
     Section 2.2(c) hereof.

         "Additional Term Loan II Repayment Date" shall mean August 25, 2002.

         "Additional Term Note" shall have the meaning given to such term in
     Section 2.2 hereof.

         "Third Amendment Effective Date" shall mean the date on which all of the conditions to the effectiveness of the waiver and amendments contained in that certain Waiver and Third Amendment to Loan and Security Agreement, dated as of August 25, 1997, between the Borrower and the Lender, are met.

         "Capitalized Interest Note" shall have the meaning given to such term in Section 3.1(d) hereof.


         2.8 Section 1.3 of the Loan Agreement is hereby amended by adding to the end of such Section the following new sentences, to read as follows:

     For the purpose of determining compliance with the financial covenants contained in Sections 8.1, 8.2, and 8.4, the Borrower shall exclude from its calculation the impact, if any, of (a) accounting for any reduction in earnings caused by the issuance to the Lender or any Affiliate of the Lender after August 1, 1997 of any warrants to purchase capital stock of the Borrower with an exercise price or prices below the market price for such stock, determined in accordance with GAAP; (b) accounting for any reduction in earnings caused by the reduction of the exercise price of any warrants to purchase capital stock of the Borrower issued to the Lender or any Affiliate of the Lender prior to August 1, 1997; (c) the creation or amortization of any deferred financing charge asset resulting from the transactions consummated in connection with the Third Amendment; and (d) any consulting expenses incurred by the Borrower arising in consulting services provided by Regent Pacific Management Corporation. In addition, for the purpose of calculating the financial covenant set forth in Section 8.2, Interest Expense shall exclude any interest in respect of the Additional Term Loan II.

         2.9 Section 2.2 of the Loan Agreement is hereby amended by deleting subsection (b) thereof in its entirety and by substituting therefor a new subsections (b) and (c), to read as follows:

         (b) The principal amount of the Term Loan shall be repayable in sixteen (16) quarterly installments of principal, payable on each Amortization Date, commencing August 1, 1998, with the first fifteen (15) such installments each being in the amount of One Hundred Seventy Eight Thousand Seven Hundred Fifty Dollars ($178,750) and the sixteenth (16th) such installment being in an amount equal to the outstanding principal balance thereof, payable on the Final Maturity Date.

         (c) Subject to the terms and conditions hereof and provided there exists no Default or Event of Default, the Lender agrees to make a loan (the "Additional Term Loan II"), on or after the Third Amendment Effective Date, to Borrower in an aggregate amount equal to Seven Hundred Fifty Thousand Dollars ($750,000). The Additional Term Loan II (exclusive of capitalized interest under Section 3.1(d)) shall be evidenced by a promissory note, substantially in the form of Exhibit J attached hereto, payable to the Lender in the amount of the Additional Term Loan II (exclusive of any capitalized interest) (such promissory note, together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Additional Term Note"). The Additional Term Loan II, once borrowed and repaid, may not be reborrowed.


         (d) The then-unpaid aggregate principal amount of the Additional Term Loan II shall be repayable on the Additional Term Loan II Repayment Date.

         2.10 Subsection 2.10(a) of the Loan Agreement is hereby amended by deleting such subsection in its entirety, and substituting in lieu thereof a new subsection 2.10(a), to read as follows:

         (a) Subject to the other terms and conditions hereof, upon written notice to the Lender in accordance with Section 2.11, Borrower may, at its option, prepay the Term Loan and/or the Additional Term Loan II and/or reduce either Commitment, in whole or in part, in integral multiples of $100,000 on the date specified in such notice, by paying to the Lender the amount of such prepayment, in the case of a prepayment of the Term Loan and the Additional Term Loan II, and/or the accrued amount of the Commitment Fee applicable to the amount of the Commitment reduction, as the case may be.

         2.11 Subsection 2.11(a) of the Loan Agreement is hereby amended by deleting such subsection in its entirety, and substituting a new subsection 2.11(a) in lieu thereof, to read as follows:

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

         (a) All notices given by Borrower to the Lender hereunder of terminations or reductions of the Commitments, or of borrowings, Conversions, Continuations or prepayments of Loans hereunder or of requests for the issuance of Letters of Credit shall either be oral, with prompt written confirmation, which may be by telecopy; or in writing, with such written confirmation or writing, in the case of a borrowing, to be substantially in the form of Exhibit D attached hereto (a "Notice of Borrowing"), and, in the case of a request for a Letter of Credit, to be substantially in the form of Exhibit E attached hereto (a "Request for Letter of Credit"); shall be irrevocable; shall be effective only if received by Lender prior to 10:00 a.m. (prevailing Eastern time) on a Business Day which is: (i) at least fifteen (15) days prior to such termination or reduction of the Commitment; (ii) on the date such Loan is to be made as, Converted to or Continued as a Base Rate Loan; (iii) at least three (3) Business Days prior to the date such Loan is to be made as, Converted to or Continued as a Eurodollar Loan; (iv) at least five
     (5) days prior to any such prepayment, in the case of a prepayment of a Eurodollar Loan; (v) not later than the date of any such prepayment, in the case of a prepayment of any Loan other than a Eurodollar Loan; or
     (vi) at least three (3) Business Days prior to the date such Letter of Credit is to be issued. Each such notice to reduce the Commitment or to prepay the Loans shall specify the amount of the Commitment to be reduced or of the Loans to be prepaid and the date of such reduction or prepayment. Each such notice of borrowing, Conversion or Continuation shall specify: (1) the amount of such borrowing, Conversion or Continuation; (2) that the amount of the Loan to be made, Converted or Continued, when aggregated with all other Loans to be outstanding following the funding, Conversion or Continuation of such Loan, does not exceed the Borrowing Base; (3) whether such Loan will be made, Converted or Continued as a Eurodollar Loan or as a Base Rate Loan; and (4) the date such Loan is to be made, Converted or Continued (which shall be a Business Day and, if such Loan is to Convert or Continue a Eurodollar Loan then outstanding, shall not be prior to the last day of the then current Interest Period for such outstanding Loan). Each request for a borrowing, Conversion or Continuation of a Loan, for the issuance of a Letter of Credit or for any other financial accommodation by Borrower pursuant to this Agreement or the other Loan Documents shall constitute
     (x) an automatic warranty and representation by Borrower to Lender that there does not then exist a Default or Event of Default or any event or condition which, with the making of such Loan or the issuance of such Letter of Credit, would constitute a Default or Event of Default and (y) an affirmation that as of the date of such request all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects, both before and after giving effect to the making of such Loan or the issuance of such Letter of Credit. If on the last day of the Interest Period of any Eurodollar Loan hereunder, Lender has not received a timely notice hereunder to Convert, Continue or prepay such Loan, Borrower shall be deemed to have submitted a notice to Convert such Loan to a Base Rate Loan. All notices required to be sent to Lender pursuant to this Section 2.11(a) shall be sent to Lender at Two Greenwich Plaza, Fourth Floor, Greenwich Connecticut 06830, Attn. Dennis O'Dowd, Facsimile No. (203) 861-6430 or Attn: Robert M. Biringer, Facsimile No: (770) 390-1851, in addition to the "Address for Notices" specified below Lender's name on the signature pages hereto.

         2.12 Subsection 3.1(a) of the Loan Agreement is hereby amended by redesignating clause (iii) of such subsection as clause (iv), and inserting a new clause (iii) in such subsection to read as follows:

         (iii) the outstanding principal amount of the Additional Term Loan II shall bear interest at a fixed amount equal to three percent (3%) per annum.

         2.13 Subsection 3.1(b) of the Loan Agreement is hereby amended by adding thereto the parenthetical "(other than the Additional Term Loan II)" immediately following the phrase "the applicable interest payable on the Loans" contained in such subsection.

         2.14 Subsection 3.1(c) of the Loan Agreement is hereby amended by deleting clause (i) contained therein and substituting in lieu thereof a new clause (i), to read as follows:

         (i) in the case of Base Rate Loans, monthly on the first day of each month for the previous month or portion thereof;

         2.15 Subsection 3.1(c) of the Loan Agreement is hereby further amended by redesignating clauses (iii), (iv) and (v) contained therein as clauses (iv), (v) and (vi), respectively, and by adding thereto a new clause
(iii), to read as follows:

         (iii) in the case of the Additional Term Loan II, as provided in subsection (d) below,

         2.16 Section 3.1 of the Loan Agreement is hereby further amended by adding thereto a new subsection (d), to read as follows:

         (d) On the first day of each month, unless the Borrower shall pay all accrued interest on the Additional Term Loan II as of such date, such accrued interest shall be capitalized. Capitalized interest under this subsection (d) shall itself be evidenced by a promissory note, substantially in the form of Exhibit I attached hereto, payable to the Lender in the amount of such capitalized interest (together with any and all amendments, modifications and supplements thereto, and any renewals, replacements or extensions thereof, in whole or in part, the "Capitalized Interest Note"). For all purposes under this Agreement, capitalized interest shall be treated as additional principal of the Additional Term Loan II, and shall itself bear interest at the interest rate then in effect for the Additional Term Loan II, and shall be repaid on the Additional Term Loan II Repayment Date.

         2.17 Section 3.2 of the Loan Agreement is hereby amended by deleting such section in its entirety, and substituting in lieu thereof a new
     Section 3.2, to read as follows:

         3.2 INTEREST PERIOD. The Interest Period for any Eurodollar Loan shall commence on the date such Loan is made, Converted or Continued as specified in the notice delivered pursuant to Section 2.11 hereof applicable thereto and shall continue for a period of one (1) month.

         2.18 Subsection 3.8(b) of the Loan Agreement is hereby amended by adding thereto the parenthetical "(other than the Additional Term Loan II)" immediately following the phrase "as a consequence of its making or maintaining any Loan" contained in such subsection.

         2.19 Section 3.11 of the Loan Agreement is hereby amended by deleting the phrase "either of the Notes" contained in the second sentence of such Section, and substituting in lieu thereof the phrase "any of the Notes".

         2.20 Section 5.14 of the Loan Agreement is hereby amended by adding to the beginning thereof the phrase "Except as set forth on Schedule 5.14,".

         2.21 Section 5.22 of the Loan Agreement is hereby amended by adding to the beginning thereof the phrase "Except as set forth on Schedule 5.22,".

         2.22 Sections 8.1 through 8.5 of the Loan Agreement are hereby amended by deleting such Sections in their entirety and by substituting in lieu thereof new Sections 8.1 through 8.5, to read as follows:

         8.1 TANGIBLE NET WORTH. Borrower shall maintain as of the end of each month during the applicable periods set forth below, a Tangible Net Worth of not less than the amount set forth opposite each such applicable period:

                 Applicable Period          Amount
                 -----------------          ------

                 08/01/97 - 10/31/97       $  150,000
                 11/01/97 - 01/31/98       $  200,000
                 02/01/98 - 04/30/98       $  400,000
                 05/01/98 - 07/31/98       $  650,000
                 08/01/98 - 10/31/98       $  850,000
                 11/01/98 - 01/31/99       $1,050,000
                 02/01/99 - 04/30/99       $1,250,000
                 05/01/99 - 07/31/99       $1,450,000
                 08/01/99 - 10/31/99       $1,650,000
                 11/01/99 - 01/31/00       $1,850,000
                 02/01/00 - 04/30/00       $2,050,000
                 05/01/00 - 07/31/00       $2,250,000
                 08/01/00 - 10/31/00       $2,450,000
                 11/01/00 - 01/31/01       $2,650,000
                 02/01/01 - 04/30/01       $2,850,000
                 05/01/01 - 07/31/01       $3,050,000
                 08/01/01 - 10/31/01       $3,250,000
                 11/01/01 - 01/31/02       $3,450,000
                 All time thereafter       $3,650,000

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          8.2  INTEREST COVERAGE RATIO.  Borrower shall maintain, as of the end of each fiscal quarter of Borrower during the applicable periods set forth below, an Interest Coverage Ratio of not less than the ratio set forth below opposite each such applicable period, calculated for the fiscal quarter then ending:

                 Applicable Period             Ratio
                 -----------------             -----
                 08/01/97 - 01/31/98          1.30:1.0
                 02/01/98 - 04/30/98          2.00:1.0
                 At all times thereafter      2.50:1.0


          8.3  [INTENTIONALLY DELETED]

          8.4 INDEBTEDNESS/CASH FLOW RATIO. Borrower shall maintain as of the end of each fiscal quarter of Borrower during the applicable periods set forth below a ratio of Indebtedness to Cash Flow with Cash Flow calculated as follows: (a) in the case of the fiscal quarter ending October 31, 1997, calculated for such fiscal quarter and then multiplied by four (4); (b) in the case of the fiscal quarter ending January 31, 1998, calculated for the two fiscal quarter period then ending and then multiplied by two (2); (c) in the case of the fiscal quarter ending April 30, 1998, calculated for the three fiscal quarter period then ending and then multiplied by four-thirds (4/3); and (d) in the case of each subsequent fiscal quarter, for the four fiscal quarter period then ending of not greater than the ratio set forth below opposite the applicable period during which such quarter occurs:

                 Applicable Period             Ratio
                 -----------------             -----
                 08/01/97 - 10/31/97          8.00:1.0
                 11/01/97 - 01/31/98          6.50:1.0
                 02/01/98 - 04/30/98          5.25:1.0
                 05/01/98 - 01/31/99          4.75:1.0
                 At all times thereafter      4.50:1.0

          8.5  CAPITAL EXPENDITURES.  Make any Capital Expenditure at any time
     (a) during the Fiscal Year ending on July 31, 1998 if the aggregate amount of such Capital Expenditures during such Fiscal Year would exceed $800,000; and (b) during any subsequent Fiscal Year, if the aggregate amount of such Capital Expenditures during such Fiscal Year would exceed $500,000.

         2.23 Schedules 1.1, 5.18 and 7.2 to the Loan Agreement are hereby amended by deleting such schedules in their entirety and by substituting in lieu thereof new Schedules 1.1, 5.18 and 7.2, in the forms of Exhibits A-1, A-2, and A-3 attached hereto.

         2.24 The Loan Agreement is hereby further amended by adding thereto new Schedules 5.14 and 5.22, in the forms of Exhibits F-1 and F-2 attached hereto.

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

         2.25 The Loan Agreement is hereby further amended by adding thereto new Exhibits I and J, in the forms of Exhibits B and C attached hereto.

         2.26 The Loan Agreement is hereby further amended by deleting Exhibit D attached thereto, and substituting in lieu thereof a new Exhibit D, in the form of Exhibit G attached hereto.

    3. WAIVER. Lender hereby waives any Event of Default under the Loan Agreement prior to the date hereof arising solely out of (i) the Borrower's failure to make the initial scheduled payment of the Term Loan on August 1, 1997, as required under Section 2.2(b) of the Loan Agreement; provided, however, that the foregoing waiver is a waiver solely as to the timing of the initial principal installment of the Term Loan, and shall not be deemed a waiver of the Borrower's obligation to repay the entire amount of the Term Loan in accordance with the Loan Agreement, as amended by through and including the effective date of this Amendment; (ii) the Borrower's failure to repay immediately the Revolving Loans, to the extent that the outstanding principal balance thereof exceeded the Borrowing Base; (iii) the Borrower's failure to comply with the financial covenant set forth in Section 8.1 for the period beginning on May 1, 1997 and ending on the Third Amendment Effective Date, and the financial covenants set forth in Sections 8.2 and 8.4 of the Loan Agreement for the fiscal quarter ending July 31, 1997; and (iv) the Borrower's failure to comply with the provisions of Section 7.1, to the extent that any such failure to comply arose out of the existence of the mechanics lien described on Schedule 1.1 attached hereto as Exhibit A-1.

    4. EXPENSES. Borrower agrees to pay, immediately upon demand by Lender, all costs, expenses, attorneys' fees, and other charges and expenses incurred by Lender in connection with the negotiation, preparation, execution and delivery of this Amendment. In addition, Borrower agrees to pay all of the expenses of Regent Pacific Management Corporation relating to consulting services provided by such Person, and to indemnify and reimburse the Lender to the extent that the Lender pays any such expenses.

    5. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein or in any document executed in conjunction herewith, shall constitute an Event of Default under the Loan Documents and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement, any of the other Loan Documents and applicable law.

    6. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Borrower under the Loan Agreement and the Loan Documents shall be true and correct in all material respects as of the date hereof with the same force and effect as if made on and as the date hereof except for such changes in such representations and warranties which do not constitute a Default or Event of Default, which do not, individually or in the aggregate, have a Material Adverse Effect and which have, to the extent required, been disclosed to the Bank pursuant to Section 6.2 of the Loan Agreement or otherwise. Borrower further represents and warrants to Lender on and as of the date of this Amendment, and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

    7. NO MATERIAL ADVERSE CHANGE. Since June 30, 1997, and other than as set forth on Exhibit D attached hereto, there has not occurred any material adverse change in the assets, liabilities, business, operations or condition (financial or otherwise) of the Borrower, or any event, condition, or state of facts which would be expected to have a Material Adverse Effect subsequent to the date hereof.

    8. CONDITIONS PRECEDENT. This Amendment shall not become effective unless and until:

         (i) the Lender shall have received the following documents, each duly executed and delivered to Lender, and each to be satisfactory in form and substance to Lender and its counsel:

         (a)      the Amendment;

         (b) the Replacement Term Note, in the form of Exhibit E attached hereto;

         (c) the Additional Term Note, in the form of Exhibit C attached hereto;

         (d) the Capitalized Interest Note, in the form of Exhibit B attached hereto

         (e) a certificate signed by the executive vice president and chief financial officer of Borrower, stating that, giving effect to this Amendment, the representations and warranties set forth in Article 5 of the Loan Agreement are true and correct in all material respects on the date hereof, Borrower is on the date hereof in compliance with all the terms and conditions set forth in the Loan Agreement, as amended hereby, and the Loan Documents on its part to be observed or performed, and on the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing;

         (f) a certificate of the Secretary of Borrower certifying that attached thereto is a true and correct copy of the resolutions adopted by its Board of Directors, authorizing the execution, delivery and performance of the Amendment, the Replacement Term Note, the Additional Term Note, the Capitalized Interest Note and the other documents contemplated hereby;

         (g) the written opinion of Dorsey & Whitney LLP, counsel to Borrower, in the form and substance satisfactory to Lender;

         (h) the Written Direction to Trustee to Waive Default, executed by Creditanstalt Municipal Leasing Company ("CMLC") and acknowledged by Norwest Bank Iowa, National Association, as Trustee (the "Trustee"), pursuant to which CMLC shall direct the Trustee to waive certain events of default thereunder and to cause the City of Ellsworth, Iowa, as issuer of the Bonds, to amend the Bond Loan Agreement to reflect the amendments to the financial covenants contained in the Loan Agreement contained herein;

         (i)      a disbursement direction letter; and

         (j) such other documents, instruments and agreements with respect to the transactions contemplated by this Amendment, in each case in such form and containing such additional terms and conditions as may be reasonably satisfactory to Lender, and containing, without limitation, representations and warranties which are customary and usual in such documents.

         (ii) the Borrower shall have reached a written settlement with North Dakota Mill concerning the dispute with such Person involving approximately $1,320,000 in accounts payable allegedly owing by the Borrower to such Person, on terms and conditions in form and substance satisfactory to the Lender; and

         (iii) the Borrower shall have used the proceeds, in part, to pay (a) accrued interest on the Loans (other than Eurodollar Loans) as of July 31, 1997, and (b) the fees and expenses of the Lender in connection with the preparation, negotiation and documentation of this Amendment and the consummation of the transactions contemplated hereby or otherwise in connection herewith.

    9. REFERENCES IN LOAN DOCUMENTS. All references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

    10. NO CLAIMS, OFFSET. Borrower hereby represents, warrants, acknowledges and agrees to and with Lender that (a) Borrower does not hold or claim any right of action, claim, cause of action or damages, either at law or in equity, against Lender which arises from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Loan Agreement and the Loan Documents or which are based upon acts or omissions of Lender in connection therewith and (b) the Obligations are absolutely owed to Lender, without offset, deduction or counterclaim.

    11. NO NOVATION. The terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish any debt or security interest created pursuant to the Loan Agreement. Instead, it is the express intention of the parties hereto to affirm the Loan Agreement and the security created thereby.

   12. LIMITATION OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement or any of the other Loan Documents, each of which is hereby ratified and reaffirmed, and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

   13. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same agreement. Any signature page to this Amendment may be witnessed by a telecopy or other facsimile of any original signature page or any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

    14. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

    15. SECTION REFERENCES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

    16. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.



                    "BORROWER"

                     UNCLE B'S BAKERY, INC.



                     By: /s/ William T. Rose, Jr.
                        ----------------------------------
                        William T. Rose, Jr.
                        President


                     Attest: /s/ Wm. Howard McClennan, Jr.
                            ------------------------------
                            Wm. Howard McClennan, Jr.
                            Secretary



                     "LENDER"

                     CREDITANSTALT CORPORATE FINANCE, INC.



                     By: /s/ W. Craig Stamm
                         ---------------------------------
                         W. Craig Stamm
                         Vice President


                     By: /s/ Scott Kray
                        ----------------------------------
                        Scott Kray
                        Vice President

                                                                   Exhibit A-1

                                SCHEDULE 1.1
                               PERMITTED LIENS

D&S Sheetmetal, Inc. filed a mechanics lien against the Realty on July 31, 1997 in the sum of $59,859.51, plus interest and costs. The Company intends to work out a payment schedule with this creditor and to make payment against such debt with the proceeds of Additional Term Loan II.

                                SCHEDULE 5.18
                      Summary of Patents and Trademarks



Brand Names and       Products    Products Covered        Status
   Processes         Currently      by Trademark
                      Marketed
------------------------------------------------------------------------------
Uncle B's(R)         bagels       Class 30 bakery      Filed 11/4/91.
                                  goods                Reg. # 1,699,292.
                                                       Expires 11/4/01.

Uncle B's(R) and     bagels       Class 30 bakery      Filed 10/27/95.
design                            goods                Reg. # 2,029,901.
                                                       Expires 1/14/07.
   [LOGO]

Bagel Packaging      bagels       Process patent       Filed 9/4/90.
Composition                                            Serial # 08/396,090.
                                                       Application pending.

Millspring(TM)       bagels       Class 30 bakery      Filed 6/28/94.
                                  goods                Serial # 74/543,342
                                                       Application pending.

Zip Strip(TM)        bagels       Class 30 bakery      Filed 10/6/95.
                                  goods                Serial #75/002,340.
                                                       Application pending.

Bagel to Go(TM)      bagels       Class 30 bakery      Application process
                                  goods                progress.

------------------------------------------------------------------------------

                                SCHEDULE 7.2

                                Indebtedness

1) As of August 15, 1997, the Company accounts payable outstanding over 90 days is approximately $876,000.

2) The Company has entered into a letter agreement dated August 21, 1997 with North Dakota Mill ("NDM") whereby NDM gives the Company a $225,000 credit toward its account payable with NDM, in exchange for a release from liability for claims relating to performance of flour previously provided by NDM. The balance of the account payable ($1,096,187.27) is converted into a long-term note at 0% interest for 78 weeks and at prime plus 1.5% after 78 weeks on a repayment schedule of $7,000 per week, and the note is due in 113 weeks from the date of signing. The Company also agrees to purchase flour from NDM for 26 months as long as price and quality remain competitive.

                                   EXHIBIT B
          TO WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF AUGUST 25, 1997

                       FORM OF CAPITALIZED INTEREST NOTE




                                            GREENWICH, CONNECTICUT
                                            AS OF AUGUST_____, 1997



    FOR VALUE RECEIVED, the undersigned UNCLE B'S BAKERY, INC., an Iowa corporation (hereinafter referred to as "Maker"), promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. (hereinafter to as the "Holder"), at Holder's office located at Two Greenwich Plaza, Greenwich, Connecticut 06830, or at such other place as Holder may from time to time designate in writing, the aggregate outstanding amount of all capitalized interest owing to the Holder in respect of the Additional Term Loan II, as such term is defined in the Loan Agreement referred to below, payable on the Additional Term Loan II Repayment Date, as defined in the Loan Agreement.

    Interest on capitalized interest from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in the Loan Agreement referred to below. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

    This Note is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement). Payment of this Note is secured by the "Collateral", the "Realty" and any "Additional Realty" (as such terms are defined in the Loan Agreement). All prepayments under this Note shall be applied to the principal installments hereof in the inverse order of their maturities.

    In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

    Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense or want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

    THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER,
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSE OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR

RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

    MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND
ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.


                                  UNCLE B'S BAKERY, INC., an Iowa
                                  corporation

                                  By:
                                     -------------------------------
                                  Title:
                                        ----------------------------

                                  Attest:
                                         ---------------------------
                                  Title:
                                        ----------------------------

                                   EXHIBIT C
          TO WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF AUGUST 25, 1997

                          FORM OF ADDITIONAL TERM NOTE




$750,000                                    GREENWICH, CONNECTICUT
                                            AS OF AUGUST_____, 1997


    FOR VALUE RECEIVED, the undersigned UNCLE B'S BAKERY, INC., an Iowa corporation (hereinafter referred to as "Maker"), promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. (hereinafter to as the "Holder"), at Holder's office located at Two Greenwich Plaza, Greenwich, Connecticut 06830, or at such other place as Holder may from time to time designate in writing, the principal sum of Seven Hundred Fifty Thousand United States Dollars (U.S. $750,000), payable on the Additional Term Loan II Repayment Date.

    Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in the Loan Agreement referred to below. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

    This Note is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement) or the reduction of the Term Loan Commitment. Payment of this Note is secured by the "Collateral", the "Realty" and any "Additional Realty" (as such terms are defined in the Loan Agreement). All prepayments under this Note shall be applied to the principal installments hereof in the inverse order of their maturities.

    In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

    Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense or want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

    THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW

YORK CITY FOR THE PURPOSE OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

    MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.


                                  UNCLE B'S BAKERY, INC., an Iowa
                                  corporation

                                  By:
                                     -------------------------------
                                  Title:
                                        ----------------------------

                                  Attest:
                                         ---------------------------
                                  Title:
                                        ----------------------------

                                   EXHIBIT D
          TO WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF AUGUST 25, 1997

                            MATERIAL ADVERSE CHANGES



         None.

                                   EXHIBIT E
          TO WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF AUGUST 25, 1997

                               FORM OF TERM NOTE




$7,150,000                                  GREENWICH, CONNECTICUT
                                            AS OF AUGUST_____, 1997


    FOR VALUE RECEIVED, the undersigned UNCLE B'S BAKERY, INC., an Iowa corporation (hereinafter referred to as "Maker"), promises to pay to the order of CREDITANSTALT CORPORATE FINANCE, INC. (hereinafter to as the "Holder"), at Holder's office located at Two Greenwich Plaza, Greenwich, Connecticut 06830, or at such other place as Holder may from time to time designate in writing, the principal sum of Seven Million One Hundred Fifty Thousand United States Dollars (U.S. $7,150,000), payable in sixteen (16) quarterly installments of principal, payable on each Amortization Date, as defined in the Loan Agreement referred to below, commencing August 1, 1998 with the first fifteen (15) such installments each being in an amount of One Hundred Seventy Eight Thousand Seven Hundred and Fifty Dollars ($178,750) and the sixteenth (16th) and final installment being an amount equal to the then-outstanding unpaid aggregate principal amount of the Term Loan, payable on the Final Maturity Date.

    Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in the Loan Agreement referred to below. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

    This Note is a replacement note for that certain Term Note dated as of November 15, 1996 in the principal amount of Seven Million One Hundred Fifty Thousand Dollars ($7,150,000) executed by Maker in favor of Holder, which was, in part, a replacement note for that certain Term Note dated July 12, 1995 in the principal amount of Six Million Nine Hundred Thousand Dollars ($6,900,000) executed by Maker in favor of Holder and is the Term Note referred to in that certain Loan and Security Agreement dated July 12, 1995, by and between Maker and Holder (as the same has been, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). This Note is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those relating to prepayments hereon, and those relating to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default (as such term is defined in the Loan Agreement) or the reduction of the Term Loan Commitment. Payment of this Note is secured by the "Collateral", the "Realty" and any "Additional Realty" (as such terms are defined in the Loan Agreement). All prepayments under this Note shall be applied to the principal installments hereof in the inverse order of their maturities.

    In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees.

    Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense or want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

    THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSE OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

    MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.


                                  UNCLE B'S BAKERY, INC., an Iowa
                                  corporation


                                  By:
                                     -------------------------------
                                  Title:
                                        ----------------------------
                                  Attest:
                                         ---------------------------
                                  Title:
                                        ----------------------------

                                SCHEDULE 5.14
                                  DEFAULTS

The Company has been in violation of certain of the financial covenants contained in Appendix A to the Loan Agreement between the City of Ellsworth, Iowa and the Company, relating to the Bonds (the "Bond Loan Agreement"). In addition, defaults under Section 6.1(f), (g) and (h) of the Bond Loan Agreement have occurred due to Events of Default under the Loan Agreement, and defaults under Section 6.1(a) of the Bond Loan Agreement have occurred due to failure of timely make a payment on the Bonds in July 1997 (which payment has subsequently been made). The Bondholder has instructed the Bond Trustee to waive these defaults and to enter into an amendment to the Bond documents consistent with this Amendment.

                                                                   Exhibit F-2

                                SCHEDULE 5.22

                               Trade Relations

     As disclosed in Section 7.2 the Company anticipates entering into a definitive agreement with a trade supplier to repay the amounts owed over a 26 month period.

     As disclosed in Schedule 1.1 a mechanics lien has been filed in the amount of approximately $59,860 plus cost and Interest. Company anticipates this will be satisfied with an agreed upon payment schedule and payment from loan proceeds.

                                  EXHIBIT G
          TO WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                          DATED AS OF AUGUST 25, 1997



                                   EXHIBIT D

                             Notice of Borrowing


Creditanstalt Corporate Finance, Inc.
Two Greenwich Plaza
Greenwich, Connecticut  06830


     Re: Loan and Security Agreement dated as of July 15, 1997 (the "Loan Agreement") among Uncle B's Bakery, Inc. (the "Borrower") and Creditanstalt Corporate Finance, Inc. ("Lender")


Gentlemen:

    The undersigned, UNCLE B'S BAKERY, INC., hereby gives you notice, irrevocably, pursuant to Section 2.11 of the Loan Agreement, that the undersigned hereby requests a [Loan] [Conversion] [Continuation] under the Loan Agreement and in connection therewith, sets forth the information relating to such [Loan] [Conversion] [Continuation] as required by Section
2.11 of the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.


    Borrower hereby irrevocably requests for the following Loan:

    1.   Amount of [Loan] [Conversion]
         [Continuation]                                       $
                                                               ----------------

    2.   Borrowing Base:

         a.   Availability before Loan     $
                                             ----------------
         b.   Availability after Loan      $
                                             ----------------


    3.   Type of [Loan] [Conversion]
         [Continuation] (check one):           ___  Base Rate Loan

                                               ___  Eurodollar Loan


    4.   Date of [Loan] [Conversion]
         [Continuation]                                 __________, 19____

The undersigned hereby certifies to the Lender as follows:



    (a) The representations and warranties set forth in Article 5 of the Loan Agreement, the terms of which are incorporated herein by reference, are true and correct in all material respects on and as of the date hereof except for such changes in such representations and warranties which do not constitute a Default or Event of Default under the Loan Agreement, which are not, individually or in the aggregate, materially adverse to the assets, liabilities, financial condition or results of operations of Borrower or any of its Subsidiaries and which, to the extent required, have been disclosed to the Lender pursuant to
Section 6.2 of the Loan Agreement or otherwise; and

    (b) On the date hereof, and after giving effect to the Loan requested hereby, when aggregated with all of the other Loans currently outstanding, no Default or Event of Default has occurred or is continuing.


                                   Very truly yours,

                                   UNCLE B'S BAKERY, INC.


                                   By:
                                      ------------------------------
                                     Title:


                                       2